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                                                              October 23, 1996


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549



                 Re: Dynamic International, Ltd.
                     ---------------------------


Dear Sir:

         We agree with Statement (a) under Item 4 in the Form 8-K/A report of Dynamic International, Ltd. executed on behalf of the Company on October 23, 1996. We are unable to agree or disagree with Statement (b).


                 Very truly yours,


                 /s/ Hoberman, Miller & Co., P.C.